SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2011

T3 MOTION, INC.
(Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-150888 (Commission File No.)	20-4987549 (IRS Employee Identification No.)
2990 Airway Avenue
Costa Mesa, California 92626
(Address of Principal Executive Offices)
(714) 619-3600
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Form 8-K and other reports filed by T3 Motion, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01	Entry into a Material Definitive Agreement; Amendment of a Material Definitive Agreement
     On May 9, 2011, the Registrant entered into a Restated Debenture Amendment and Conversion Agreement (the “Agreement”) with Vision Opportunity Master Fund, Ltd. (“Lender”) that restated an earlier agreement originally dated as of March 31, 2011.
     Under the Agreement, the parties restated the Debenture Agreement to provide that the deletion of the current conversion provisions of the Debenture would not take effect until the closing of the offering.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Restated Debenture Amendment and Conversion Agreement dated as of May 9, 2011 by and among the Registrant and Vision Opportunity Master Fund, Ltd.*
* Filed with the Registrant’s Amendment No. 8 to Registration Statement on Form S-1 filed on May 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011	T3 MOTION, INC. (Registrant)
/s/ Kelly Anderson
Kelly Anderson, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Exhibit Description
10.1	Restated Debenture Amendment and Conversion Agreement dated as of May 9, 2011 by and among the Registrant and Vision Opportunity Master Fund, Ltd.*
* Filed with the Registrant’s Amendment No. 8 to Registration Statement on Form S-1 filed on May 9, 2011